Accounts and Other Receivables	3 Months Ended
Mar. 31, 2017
Receivables [Abstract]
Accounts and Other Receivables
ACCOUNTS AND OTHER RECEIVABLES

As of March 31, 2017 and December 31, 2016, accounts and other receivables consisted of the following (in millions):

	March 31,	December 31,
	2017	2016
SPL trade receivable	$92	$88
Other accounts receivable	9	2
Total accounts and other receivables	$101	$90

Pursuant to the accounts agreement entered into with the collateral trustee for the benefit of SPL’s debt holders, SPL is required to deposit all cash received into reserve accounts controlled by the collateral trustee.  The usage or withdrawal of such cash is restricted to the payment of liabilities related to the Liquefaction Project and other restricted payments. As of March 31, 2017 and December 31, 2016, substantially all of our trade receivable balance was from two SPA customers.